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                                                                    EXHIBIT 10.1

                               AMENDMENT NO. 3 TO
                    SHAREHOLDERS AGREEMENT FOR THE EUROPE JVC

This Amendment No. 3 to the Shareholders Agreement for the Europe JVC dated as of June 14, 1999 ("EUROPE SHAREHOLDERS AGREEMENT") is dated as of August 30, 2005 ("AMENDMENT NO. 3") and is by and between The Goodyear Tire & Rubber Company, a company organized and existing under the laws of the State of Ohio of The United States of America, Goodyear S.A., a company organized and existing under the laws of the Republic of France, Goodyear S.A., a company organized and existing under the laws of the Grand Duchy of Luxembourg, Goodyear Canada Inc., a company organized and existing under the laws of the Province of Ontario of Canada and Sumitomo Rubber Industries, Ltd., a company organized and existing under the laws of Japan.

WITNESSETH:

WHEREAS, the Parties desire to amend a certain provision of the Europe Shareholders Agreement.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.    CHANGE TO DEBT TO DEBT PLUS EQUITY RATIOS

      The Parties hereby amend Article 6.2 of the Europe Shareholders Agreement so as to delete the current text thereof and restate such Article as follows:

      "6.2  Debt/equity ratios.

            (i) The Company and its Affiliates controlled by it, on a consolidated basis, will be financed and managed so that, for the Company, at the operational start-up date of the Alliance the consolidated debt of the Company will not exceed forty percent (40%) of the sum of the Company's consolidated debt and the Company's consolidated shareholders' equity (the "debt to debt plus equity ratio").

            (ii) Subject to Article 6.2 paragraph (iii), following the operational start-up date of the Alliance the debt to debt plus equity ratio will not exceed forty percent (40%), save that temporary fluctuations above this level will be permitted provided that the Company has a plan to reduce its debt to debt plus equity ratio to forty percent (40%) or below within nine (9) months. If the debt to debt plus equity ratio exceeds forty percent (40%) for a continuous period in excess of nine
                  (9) months, then the Parties will proceed to issue Equity Capital as provided in Article 6.3(i)(C).

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            (iii) For a five year period commencing on the date of the Amendment
                  No. 3 to this Shareholders Agreement (the "AMENDMENT NO. 3") and ending on the day immediately prior the fifth anniversary of the date of the Amendment No. 3, the debt to debt plus equity ratio may exceed forty percent (40%) but may not exceed fifty percent (50%), save that temporary fluctuations above fifty percent (50%) will be permitted provided that the Company has a plan to reduce its debt to debt plus equity ratio to fifty percent (50%) or below within nine (9) months or, if earlier, prior to the end of such five year period. If the debt to debt plus equity ratio exceeds fifty percent (50%) for a continuous period in excess of nine (9) months, then the Parties will proceed to issue Equity Capital as provided in
                  Article 6.3(i)(C).

      For the purpose of this Article 6.2, the term "debt" shall mean borrowing from banks and shareholders and long-term financial lease obligations."

2.    GENERAL

      2.1 The Parties hereby amend the Europe Shareholders Agreement to give effect to the provisions of this Amendment No. 3 but in all other respects the other terms and conditions of the Europe Shareholders Agreement shall continue without change.

      2.2 The Parties hereby acknowledge that expressions used in this Amendment No. 3 will have the same meanings as are ascribed thereto in the Europe Shareholders Agreement unless otherwise specifically defined herein.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 3 to the Europe Shareholders Agreement to be duly executed as of August 30, 2005.

                                    THE GOODYEAR TIRE & RUBBER COMPANY

                                    By: /s/ J. M Gingo
                                        --------------------------------------
                                           J. M Gingo
                                    Title: Executive Vice President
                                           Quality Systems and
                                           Chief Technical Officer

                                    Attest: /s/ Anthony E. Miller
                                            ----------------------------------
                                            Anthony E. Miller
                                    Title:  Assistant Secretary

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                                    GOODYEAR S.A.,
                                    a French corporation

                                    By: /s/ Philippe P. Degeer
                                        --------------------------------------
                                           Philippe P. Degeer
                                    Title: Chairman of the Board

                                    GOODYEAR S.A.,
                                    a Luxembourg corporation

                                    By: /s/ Michael J. Roney
                                        --------------------------------------
                                           Michael J. Roney
                                    Title: President of the Board of Directors

                                    By: /s/ Hermann Lange
                                        --------------------------------------
                                           Hermann Lange
                                    Title: Finance Director

                                    GOODYEAR CANADA INC.

                                    By: /s/ J. S. Coulter
                                        --------------------------------------
                                           J. S. Coulter
                                    Title: President

                                    By: /s/ R. M. Hunter
                                        --------------------------------------
                                           R. M. Hunter
                                    Title: Assistant Secretary

                                    SUMITOMO RUBBER INDUSTRIES, LTD.

                                    By: /s/ Ryochi Sawada
                                        --------------------------------------
                                           Ryochi Sawada
                                    Title: Managing Executive Officer and
                                           Representative Director

                                    Attest: /s/ Makoto Teshima
                                            ----------------------------------
                                            Makoto Teshima
                                    Title:  General Manager, Legal Department

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